Exhibit 99.1

This Statement on Form 3 is filed by Fortress Investment Group Holdings LLC, Fortress Investment Group LLC, FIG Corp. and Fortress Operating Entity I LP. The principal business address of each of the Reporting Persons is 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

Name of Designated Filer: Fortress Investment Group Holdings LLC

Date of Event Requiring Statement: January 12, 2007

Issuer Name and Ticker or Trading Symbol: Crown Castle International Corp. (CCI)


                                FORTRESS INVESTMENT GROUP HOLDINGS LLC

                                         /s/ Randal A. Nardone
                                ----------------------------------------------
                                By:      Randal A. Nardone
                                         -------------------------------------
                                Its:     Chief Operating Officer
                                         -------------------------------------


                                FORTRESS INVESTMENT GROUP LLC

                                         /s/ Randal A. Nardone
                                ----------------------------------------------
                                By:      Randal A. Nardone
                                         -------------------------------------
                                Its:     Chief Operating Officer and Secretary
                                         -------------------------------------


                                FIG CORP.

                                         /s/ Randal A. Nardone
                                ----------------------------------------------
                                By:      Randal A. Nardone
                                         -------------------------------------
                                Its:     Chief Operating Officer
                                         -------------------------------------


                                FORTRESS OPERATING ENTITY I LP

                                         /s/ Randal A. Nardone
                                ----------------------------------------------
                                By:      Randal A. Nardone
                                         -------------------------------------
                                As: Chief Operating Officer of FIG Corp., general partner of FIG Corp.
                                         -------------------------------------